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                                                                 EXHIBIT 10.1(b)

                       FIRST AMENDMENT TO CREDIT AGREEMENT

            THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of August 6, 2002 (this "Amendment"), is among STEEL DYNAMICS, INC. (the "Borrower"), the Lenders (as defined below) signatories hereto, JPMORGAN CHASE BANK, as administrative agent for the Lenders (in such capacity, the "Administrative Agent") and MORGAN STANLEY SENIOR FUNDING, INC., as Arranger and Syndication Agent.

                              W I T N E S S E T H:

            WHEREAS, the Borrower, certain financial institutions and other Persons (such capitalized term and other capitalized terms used in these recitals to have the meanings set forth or defined by reference in Part I below) from time to time parties thereto (collectively, the "Lenders"), JPMorgan Chase Bank, as Collateral Agent, the Administrative Agent, General Electric Capital Corporation, as Documentation Agent, and Morgan Stanley Senior Funding, Inc., as Arranger and Syndication Agent, are parties to the Credit Agreement, dated as of March 26, 2002 (the "Existing Credit Agreement");

            WHEREAS, the Borrower has requested that the Lenders amend the Existing Credit Agreement as set forth below; and

            WHEREAS, the Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Existing Credit Agreement in certain respects (the Existing Credit Agreement, as so amended or otherwise modified by this Amendment, being referred to as the "Credit Agreement");

            NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

                                     PART I
                                   DEFINITIONS

            SUBPART 1.1. Certain Definitions. The following terms (whether or not underscored) when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

            "Administrative Agent" is defined in the preamble.

            "Amendment" is defined in the preamble.

            "Borrower" is defined in the preamble.

            "Credit Agreement" is defined in the third recital.

            "Existing Credit Agreement" is defined in the first recital.

            "First Amendment Effective Date" is defined in Subpart 3.1.
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            "Lenders" is defined in the first recital.

            SUBPART 1.2. Other Definitions. Terms for which meanings are provided in the Existing Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.

                                    PART II
                                   AMENDMENTS

            Effective on (and subject to the occurrence of) the First Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part; except as so amended or otherwise modified by this Amendment, the Existing Credit Agreement and the Loan Documents shall continue in full force and effect in accordance with their terms.

            SUBPART 2.1. Amendment to Article I. Article I of the Existing Credit Agreement is hereby amended in accordance with Subparts 2.1.1 and 2.1.2.

                  SUBPART 2.1.1. Section 1.01 of the Existing Credit Agreement is hereby amended by (a) deleting the reference to "$10,000,000" appearing in the definition of "Letter of Credit Facility" and inserting a reference to "$15,000,000" in replacement therefor and (b) inserting immediately after the phrase "any capital expenditures" in clause (iv) of the definition of "Fixed Charge Coverage Ratio" the phrase "(other than the Capital Expenditures referred to in clauses (i) and (ii) of the proviso to
      Section 5.02(p))".

                  SUBPART 2.1.2. Section 1.01 of the Existing Credit Agreement is hereby further amended by inserting the following new definitions therein in the appropriate alphabetical order:

                  "First Amendment" means the First Amendment, dated as of
            August 6, 2002, to this Agreement among the Borrower, the Administrative Agent, Morgan Stanley Senior Funding, Inc. and the Lenders parties thereto.

                  "First Amendment Effective Date" is defined in Subpart 3.1 of the First Amendment.

                  "Pittsboro Mill" means that certain mini-mill in Pittsboro,
            Indiana to be acquired from Qualitech Steel SBQ LLC in connection with the Pittsboro Mill Acquisition.

                  "Pittsboro Mill Acquisition" means the acquisition by a new wholly owned Subsidiary of the Borrower of all of the assets of a special bar quality mini-mill in Pittsboro, Indiana from Qualitech Steel SBQ LLC for aggregate consideration of no more than $45,000,000 in cash, all as further described in the letter dated August 5, 2002 from the Borrower to the Lenders, a copy of which is attached hereto as Annex A (the "Pittsboro Mill Letter").

            SUBPART 2.2. Amendment to Article V. Article V of the Existing Credit Agreement is hereby amended in accordance with Subparts 2.2.1 through 2.2.5.


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            SUBPART 2.2.1. Clause (f) of Section 5.02 of the Existing Credit
Agreement is hereby amended by (a) deleting the reference to "$5,000,000" appearing in sub-clause (i)(A) thereof and inserting a reference to "$6,500,000" in replacement therefor, (b) deleting the reference to "$5,000,000" appearing in sub-clause (vii)(A) thereof and inserting a reference to "$15,000,000" in replacement therefor and (c) deleting the reference to "$5,000,000" appearing in sub-clause (vii)(B) thereof and inserting a reference to "$15,000,000" in replacement therefor.

            SUBPART 2.2.2. Clause (f) of Section 5.02 of the Existing Credit Agreement is hereby further amended by (a) deleting the punctuation mark "." appearing at the end of sub-clause (viii) thereof and inserting the punctuation mark ";" in replacement therefor and (b) inserting at the end thereof the following new sub-clauses (ix), (x) and (xi):

      "(ix) equity Investments by the Borrower in a newly formed wholly owned Subsidiary in an aggregate amount of no more than $115,000,000 for the purpose of making the Pittsboro Mill Acquisition in an amount not to exceed $45,000,000 and making Capital Expenditures relating to the Pittsboro Mill for conversion thereof into a facility for the manufacture of merchant bar and reinforcing bar products and related purposes in an aggregate amount not to exceed $70,000,000, all subject to the Borrower's obligations under Section 5.01(j) of the Credit Agreement and to the limitations contained in the proviso to Section 5.02(p) of the Credit Agreement;

      (x) the Pittsboro Mill Acquisition; and

      (xi) an Investment of no more than $2,500,000 by the Borrower in the form of a subordinated loan by the Borrower to NMBS, evidenced by a subordinated promissory note, a copy of which is attached hereto as Annex B."

            SUBPART 2.2.3. Clause (h) of Section 5.02 of the Existing Credit Agreement is amended by inserting immediately before the period at the end thereof the following phrase:

"other than certain leases relating to the Pittsboro Mill described and subject to the terms set forth in Annex C to the First Amendment".

            SUBPART 2.2.4. Clause (p) of Section 5.02 of the Existing Credit Agreement is hereby amended by inserting at the end thereof the following new proviso:

"provided, however, that for the Fiscal Years ending on December 31, 2002 and December 31, 2003 (i) an additional Capital Expenditure of no more than $45,000,000 may be made with respect to the Pittsboro Mill Acquisition, (ii) additional aggregate Capital Expenditures of no more than $70,000,000 may be made with respect to the Pittsboro Mill if (and only if) at the time and after giving effect to each such Capital Expenditures, the aggregate Revolving Credit Advances do not exceed 50% of the aggregate Revolving Credit Commitments at such time and (iii) additional aggregate Capital Expenditures of no more than $30,000,000 may be made with respect the addition of a paint line within the Borrower's flat roll mill in Butler, Indiana."


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            SUBPART 2.2.5. Clause (q) of Section 5.02 of the Existing Credit
      Agreement is amended by deleting the reference to "Section 5.02(f)(i) or
      (vii)" appearing in clause (i) thereof and inserting a reference to "Section 5.02(f)(i), (vii) or (ix)" in replacement therefor.

            SUBPART 2.3. Amendment to Schedules. Schedule 4.01(u) of the Existing Credit Agreement is hereby amended by deleting paragraph 13 thereof.

                                    PART III
                          CONDITIONS TO EFFECTIVENESS

            SUBPART 3.1. Effectiveness. This Amendment and the amendments contained herein shall become effective on the date (the "First Amendment Effective Date") when each of the conditions set forth in this Part shall have been fulfilled to the satisfaction of the Administrative Agent provided that such conditions are in any event fulfilled no later than October 31, 2002.

                  SUBPART 3.1.1. Execution of Counterparts. The Administrative Agent and the Arranger shall have received counterparts of this Amendment, duly executed and delivered on behalf of the Borrower, the Administrative Agent and the Required Lenders.

                  SUBPART 3.1.2. Amendment Fee. The Administrative Agent shall have received, for the account of (a) each Lender which shall have executed this Amendment before 12:00 p.m. (New York time) on August 9, 2002, an amendment fee in an aggregate amount equal to .25% of the aggregate amount of each such Lender's Advances and Commitments and (b) each Lender which shall have executed this Amendment after 12:00 p.m. (New York time) on August 9, 2002 and before 5:00 p.m. (New York time) on August 13, 2002, an amendment fee in an aggregate amount equal to .15% of the aggregate amount of each such Lender's Advances and Commitments.

                  SUBPART 3.1.3. Expenses. The Borrower shall have paid all expenses (including the fees and expenses of Shearman & Sterling) incurred in connection with the preparation, negotiation and execution of this Amendment and foregoing matters relating to the Credit Agreement from and after the closing thereof to the extent invoiced.

                  SUBPART 3.1.4. Pittsboro Mill Acquisition. No litigation shall be pending that enjoins or seeks to enjoin the Pittsboro Mill Acquisition or which otherwise seeks to prevent the Borrower from obtaining clear title to the Pittsboro Mill assets unless (a)(i) in the event that and during such time as there is pending litigation enjoining or seeking to enjoin the Borrower's acquisition of the Pittsboro Mill, or if for any other reason the Borrower's right and title to the Pittsboro Mill assets is the subject of pending litigation, the Borrower shall have ensured that if and to the extent consummated, closing of the Pittsboro Mill Acquisition shall be structured, in a manner satisfactory to the Administrative Agent and the Arranger, so as to segregate and preserve both the Pittsboro Mill assets and the consideration paid by the Borrower therefor; and such structure shall be maintained until such time as the Borrower's clear title to the Pittsboro Mill assets has been finally favorably adjudicated or otherwise favorably settled without material


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      increased cost (a "Final Determination") and (ii) until such time of a
      Final Determination, the Borrower shall not place any non-cancelable orders (nor any cancelable orders the cancellation of which would involve any material costs) for or otherwise expend any material Capital Expenditures related to the Pittsboro Mill Acquisition or (b) consented to by the Required Lenders.

                  SUBPART 3.1.5. Legal Details, etc. All documents executed or submitted pursuant hereto shall be satisfactory in form and substance to the Administrative Agent and the Arranger and Shearman & Sterling as counsel. The Administrative Agent, the Arranger and counsel shall have received all information and such counterpart originals or such certified or other copies or such materials as the Administrative Agent, the Arranger or counsel may reasonably request, and all legal matters incident to the transactions contemplated by this Amendment shall be satisfactory to the Administrative Agent, the Arranger and counsel.

                                    PART IV
                  MISCELLANEOUS; REPRESENTATIONS AND COVENANTS

            SUBPART 4.1. Continuing Effectiveness, etc. As amended hereby, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the First Amendment Effective Date, all references in the Credit Agreement and each other Loan Document to the "Agreement" or "Credit Agreement", as applicable, shall refer to the Existing Credit Agreement, after giving effect to this Amendment, and this Amendment shall be a Loan Document for all purposes. The Borrower hereby confirms its obligations under Section 8.04 of the Credit Agreement to pay all fees and expenses of the Administrative Agent and the Arranger (including reasonable fees and out-of-pocket expenses of Shearman & Sterling) in connection with this Amendment and other ongoing administration of the Credit Agreement as provided in Section 8.04 of the Credit Agreement since the last invoice it received.

            SUBPART 4.2. Guarantee Obligations and Give Security. The Borrower hereby confirms its obligations under Section 5.01(j) of the Credit Agreement to, and to cause any new Subsidiary formed in connection with the Pittsboro Mill Acquisition (as defined in Subpart 2.1.2 of this Amendment) to, guarantee obligations and give security in connection and with respect to the Pittsboro Mill Acquisition as such obligations are described in Section 5.01(j) of the Credit Agreement.

            SUBPART 4.3. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

            SUBPART 4.4. Governing Law. THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.


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            SUBPART 4.5. Successors and Assigns. This Amendment shall be binding upon the Borrower, the Lenders and the Agents and their respective successors and assigns, and shall inure to their successors and assigns.

            SUBPART 4.6. Representations and Warranties. In order to induce the Lenders to execute and deliver this Amendment, the Borrower represents and warrants to the Agents, the Lenders and the Issuing Bank that, after giving effect to the terms of this Amendment, the following statements are true and correct: (a) the representations and warranties set forth in Article IV of the Existing Credit Agreement and in the other Loan Documents are true and correct on the First Amendment Effective Date as if made on the First Amendment Effective Date and after giving effect to the First Amendment (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date); (b) no Default has occurred and is continuing; (c) that the Pittsboro Mill Letter contains statements that are true and complete in all material respects with respect to the Pittsboro Mill Acquisition and does not omit to state any material fact necessary to make the statements made therein not misleading and (d) the acquisition agreement for the Pittsboro Mill Acquisition contains unqualified representations and warranties from the seller thereunder providing that the consummation of such acquisition will not violate or otherwise breach agreements to which such seller is a party.

            SUBPART 4.7. Modifications to this Amendment. This Amendment can be amended, waived or otherwise modified by instrument in writing signed by the Borrower and the Required Lenders.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]


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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective authorized officers as of the day and year first above written.

                               STEEL DYNAMICS, INC.


                               By: /s/ Tracy L. Shellabarger
                                  ---------------------------------------------
                                   Title:  Vice President

LENDERS:

                               JPMORGAN CHASE BANK,
                                as Administrative Agent and Collateral Agent and
                                   as a Lender


                               By: /s/ James H. Ramage
                                  ---------------------------------------------
                                   Title:  Managing Director

                               MORGAN STANLEY SENIOR FUNDING, INC.,
                                as Arranger and Syndication Agent and as a
                                   Lender


                               By: Charles C. O'Brien
                                  ---------------------------------------------
                                   Title:  Vice President

                                  [Other Lenders' Signature pages are omitted]